UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2005

NORTEM N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	000-27863	98-0180010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ind. Terrein Bijsterhuizen (Noord) 21-01
POB 250
NL-6600 AG Wijchen
The Netherlands

(Address of principal executive offices)

Registrant’s telephone number, including area code: +31 (0)6 2742 0248

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3—SECURITIES AND TRADING MARKET

3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2005, Nortem N.V. in liquidation (“Nortem”) was notified by The Nasdaq Stock Market (“Nasdaq”) that Nortem would be delisted from Nasdaq on April 5, 2005, effective with the open of business on the Nasdaq.  Nortem had been scheduled to appear at an administrative hearing before a Nasdaq Listing Qualifications Panel on March 31, 2005, to determine whether Nasdaq should delist Nortem.  On March 31, 2005, Nortem informed Nasdaq that it was withdrawing from the administrative hearing process.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired. Not applicable.

(b)                                 Pro Forma Financial Information.  Not applicable.

(c)                                  Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release entitled, “Nortem to De-list From Nasdaq; Certain Trading Consequences for Shareholders”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nortem N.V.
Dated: April 4, 2005
	By:	/s/ Charles Roffey
Charles Roffey
Principal Executive Officer and Liquidator

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release entitled, “Nortem to De-list From Nasdaq; Certain Trading Consequences for Shareholders”.